UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 27, 2007
SKYLINE CORPORATION
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-4714 (Commission File Number)	35-1038277 (IRS Employer Identification No.)
P. O. Box 743, 2520 By-Pass Road   Elkhart, IN 46515
(Address of principal executive offices) (Zip Code)
(574) 294-6521
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 27, 2007, Skyline Corporation issued a news release reporting the financial results of the fourth fiscal quarter and year ended May 31, 2007. A copy of the news release is attached to this Current Report as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:
99.1	News release of Skyline Corporation dated July 27, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE CORPORATION
Date: July 27, 2007
	By:	/s/ James R. Weigand
James R. Weigand
Chief Financial Officer and Secretary

Index to Exhibits
99.1	News release of Skyline Corporation dated July 27, 2007